EX-35.2
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Banc of America Mortgage Securities, Inc.
214 North Tryon Street
Charlotte, NC 28255

RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Trustee under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.


March 1, 2008


/s/ Kelly Rentz
KELLY RENTZ
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

1 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2006-1, Wells Fargo Bank, N.A. as Trustee

2 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2007-2, Wells Fargo Bank, N.A. as Trustee

3 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Trustee

4 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Trustee

5 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-9, Wells Fargo Bank, N.A. as Trustee

6 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-1, Wells Fargo Bank, N.A. as Trustee

7 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-2, Wells Fargo Bank, N.A. as Trustee

8 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Trustee

9 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2007-1, Wells Fargo Bank, N.A. as Trustee

10 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2006-A, Wells Fargo Bank, N.A. as Trustee

11 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2007-4, Wells Fargo Bank, N.A. as Trustee

12 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-4, Wells Fargo Bank, N.A. as Trustee

13 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-5, Wells Fargo Bank, N.A. as Trustee


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

14 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-6, Wells Fargo Bank, N.A. as Trustee

15 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Trustee

16 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2006-3, Wells Fargo Bank, N.A. as Trustee

17 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-7, Wells Fargo Bank, N.A. as Trustee

18 Pooling and Servicing Agreement for Banc of America Mortgage Trust, Pass-Through Certificates, Series 2006-B, Wells Fargo Bank, N.A. as Trustee

19 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-8, Wells Fargo Bank, N.A. as Trustee

20 Pooling and Servicing Agreement for Banc of America Alternative Loan Trust, Series 2006-3, Wells Fargo Bank, N.A. as Trustee